Offerings - Offering: 1	Feb. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 28,594,268.74
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,948.87
Offering Note	Calculated solely for purposes of determining the amount of the filing fee, based upon the net asset value of HarbourVest Private Investments Fund as of December 31, 2025.